Income Taxes (Tables)	12 Months Ended
Sep. 30, 2025
Income Taxes [Abstract]
Schedule of Income Tax Expense Differs from the Amount of Income Tax

The income tax expense differs from the amount of income tax determined by applying the U.S. federal income tax rate to pretax income for the years ended September 30, 2025 and 2024 due to the following:

	2025	2024
Computed “expected” tax benefit	(21.00)%	(21.00)%
Increase (decrease) in income taxes resulting from:
State taxes, net of federal benefit	(7.11)	(7.11)
Permanent differences	6.34	6.11
Increase in the valuation reserve	26.23	24.80
	4.46%	2.80%

Schedule of Deferred Income Taxes Reflect the Net Tax Effects of Temporary Differences

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and liabilities are as follows:

	September 30, 2025	September 30, 2024
Deferred tax assets:
Net operating loss carryforward	$12,720,000	$7,530,000
Capitalized research and development expense	3,189,000	2,080,000
Stock-based compensation	1,928,000	1,091,000
Research tax credit	1,581,000	1,035,000
Valuation allowance on deferred tax assets	(19,418,000)	(11,736,000)
Total deferred tax assets	-	-
Deferred tax liabilities:
In-process research and development	(2,784,960)	(1,728,000)
Total deferred tax liability	(2,784,960)	(1,728,000)
Net deferred tax liability	$(2,784,960)	$(1,728,000)